UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350

Wayne, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

Megalith Financial Acquisition Corp.

535 5th Avenue, 29th Floor

New York, NY 10017

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BMTX	NYSE American LLC
Warrants to purchase Class A Common Stock	BMTX.W	NYSE American LLC

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2021, BM Technologies, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the fourth quarter and full year ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item. 7.01. Regulation FD Disclosure

The Company has posted to its website a slide presentation which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information contained in, or incorporated into, this Current Report on Form 8-K, including Exhibit 99.1 and 99.2 attached hereto and incorporated by reference into Item 2.02 and Item 7.01, respectively, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD..

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of BM Technologies, Inc. dated March 16, 2021
99.2	Slide presentation dated March 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM Technologies, Inc.

Dated: March 16, 2021	By:	/s/ Luvleen Sidhu
Luvleen Sidhu
Chief Executive Officer

2